UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2017

PANGAEA LOGISTICS SOLUTIONS LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-36139	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

c/o Phoenix Bulk Carriers (US) LLC
109 Long Wharf, Newport, Rhode Island 02840
(Address of Principal Executive Offices) (Zip Code)

(401) 846-7790
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) (1) The Company has appointed Mark L. Filanowski as its first Chief Operating Officer, effective January 9, 2017.

(c)(2) Mr. Filanowski started his career at Ernst & Young from 1976 to 1984. Subsequently, Mr. Filanowski spent 4 years at Armtek Corporation, where he served as Vice President and Controller. From 1989 to 2002, he served as Chief Financial Officer and Senior Vice President at Marine Transport Corporation, which he helped take private from NASDAQ. Mr. Filanowski and a partner formed Intrepid Shipping LLC in 2002. Mr. Filanowski is a Director of ETRE REIT, LLC and is a member of the American Bureau of Shipping. Previously, he served as the Chairman of the Board at Arvak and at Shoreline Mutual (Bermuda) Ltd., an insurance company. Mr. Filanowski was formerly a Certified Public Accountant. He earned a BS from University of Connecticut and an MBA from New York University.

(c)(3) Consistent with Company policy, Mr. Filanowski is not under contract in his position as Chief Operating Officer. Mr. Filanowski will no longer be an independent member of the Board of Directors, and accordingly, will no longer be eligible to participate in the PANGAEA LOGISTICS SOLUTIONS LTD. 2014 SHARE INCENTIVE PLAN (as amended by the Board of Directors on May 9, 2016).

Item 7.01	Regulation FD Disclosure.

The press release contains summary information regarding the Company. Statements in this Current Report on Form 8-K, may contain certain statements about the Company and its consolidated subsidiaries that do not directly or exclusively relate to historical facts. The statements are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are necessarily estimates reflecting the best judgment and current expectations, plans, assumptions and beliefs about future events (in each case subject to change) of the Company’s senior management and management of its subsidiaries and involve a number of risks, uncertainties and other factors, some of which may be beyond the Company’s control that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Without limitation, any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “should,” “would,” “expect,” “positioned,” “strategy,” “future,” “potential,” “plan,” “forecast,” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements are discussed under the heading “Risk Factors” and “Forward-Looking Statements” in the company’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), as they may be updated in any future reports filed with the SEC. If one or more of these factors materialize, or if any underlying assumptions prove incorrect, the Company’s actual results, performance, or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and the Company undertakes no obligation to update publicly such statements to reflect subsequent events or circumstances. The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Exhibit	Description

99.1	Press Release of Pangaea Logistics Solutions Ltd. dated January 10, 2017 announcing the appointment of Mark Filanowski as the Company's Chief Operating Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2017

PANGAEA LOGISTICS SOLUTIONS LTD.

By:	/s/ Anthony Laura
Name: Anthony Laura Title: Chief Financial Officer